UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2010

                             CHEVIOT FINANCIAL CORP.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                     0-50529                   56-2423750
-----------------------------       ----------------           ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                               45211
------------------------------------                          -------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition
               ---------------------------------------------

               On January 26, 2010, Cheviot Financial Corp. announced its earnings for the quarter and year ended December 31, 2009. A copy of the press release dated January 26, 2010, detailing earnings for this period is attached as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

(a) Financial Statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Shell company transactions. Not Applicable.

(d) Exhibits.

    The following Exhibit is attached as part of this report:

    99.1 Press release of Cheviot Financial Corp., dated January 26, 2010, announcing the company's earnings for the three months and year ended December 31, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               CHEVIOT FINANCIAL CORP.



DATE: January 26, 2010                     By: /s/ Scott T. Smith
                                               ------------------------------
                                               Scott T. Smith
                                               Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              ------------

  99.1 Press release of Cheviot Financial Corp., dated January 26, 2010, announcing the company's earnings for the three months and year ended December 31, 2009.